Exhibit 10(b)

ANADARKO PETROLEUM CORPORATION
1999 STOCK INCENTIVE PLAN

PERFORMANCE SHARE AGREEMENT

        THIS AGREEMENT between Anadarko Petroleum Corporation (the "Company") and James. T. Hackett ("Employee").

W I T N E S S E T H:

ARTICLE 1
GRANT

         1.1     Grant. The Company hereby agrees to grant and issue to Employee pursuant to the Company's 1999 Stock Incentive Plan (the "Plan") and subject further to the terms and conditions herein set forth, shares of the $0.10 par value common stock of the Company ("Performance Shares"). The Performance Shares will be issued as hereinafter provided in Employee's name upon the Company's achievement of pre-determined objectives for a specified performance period. In no event shall Employee be issued more than 160,000 Performance Shares pursuant to this Agreement.

ARTICLE 2
PRE-DETERMINED PROVISIONS

         2.1     Performance Periods. Pursuant to this Agreement, there will be two separate performance periods. The two-year period beginning on December 3, 2003 and ending December 2, 2005 will be the first performance period (the "Performance Period 1") and the four-year period beginning on December 3, 2003 and ending December 2, 2007 will be the second performance period (the "Performance Period 2"), collectively the "Performance Period(s)".

         2.2     Performance Awards. A target of 40,000 Performance Shares, up to a maximum of 80,000 Performance Shares, may be earned by and issued to Employee for Performance Period 1 and a target of 40,000 Performance Shares, up to a maximum of 80,000 Performance Shares, may be earned by and issued to Employee for Performance Period 2. In no event may more than 160,000 Performance Shares be earned by or issued to Employee for the two Performance Periods.

         2.3     Peer Companies. For the Performance Periods, the following companies are the peer companies ("Peer Companies") to be used in the award determination. Any Peer Company that ceases to be a publicly traded entity on a recognized stock exchange during the Performance Period will be removed from the Peer Company list. The Compensation and Benefits Committee (the "Committee") may evaluate for inclusion or exclusion any Peer Company that merges with or is acquired by another Peer Company during the Performance Period. No companies may be added to the list during the Performance Period.

        Amerada Hess Corporation
        Apache Corporation
        Burlington Resource Inc.
        ConocoPhillips
        Devon Energy Corporation
        EOG Resources Inc.
        Kerr-McGee Corporation
        Marathon Oil Corporation
        Noble Energy Inc.
        Occidental Petroleum Corporation
        Pioneer Natural Resources
        Unocal Corporation

         2.4     Performance Objectives. The number of Performance Shares to be earned by and issued to Employee for a Performance Period will be determined at the end of such Performance Period by comparing the Company's total shareholder return ("TSR") over the Performance Period to the TSRs of the Peer Companies' for the same Performance Period. For purposes of such comparison, TSR will be calculated as follows:

Average per share Stock Price for the last 60 Business Days of the Performance Period minus

Average per share Stock Price for the 60 Business Days preceding the beginning of the Performance Period plus

Dividends (cash or stock) paid per share over the Performance Period the above total of which is divided by

Average per share Stock Price for the 60 Business Days preceding the beginning of the Performance Period

          Stock Price is defined as the average of the high and low prices for the day and will be adjusted for stock splits, spin-offs, mergers or any other corporate securities transaction affecting Stock Price, as determined by the Committee.

          Business Days are defined as any days the New York Stock Exchange is open and shares of stock are actively traded.

         2.5     Award Determination. At the end of each Performance Period, the Peer Companies and the Company shall be ranked together based on their TSR for the Performance Period from the highest TSR being number 1 to the lowest TSR being the number of Peer Companies, including the Company, remaining in the group at the end of the Performance Period. Based on the Company's relative TSR rank amongst the Peer Companies for the Performance Period, Employee will be issued Performance Shares as determined by the Company's percentile rank as follows:

                (i)     Performance Period 1.

                         (A)     For Performance Period 1, if the Company's relative TSR rank is equal to or above the 50th percentile of the Peer Companies, Employee will have earned and the Company will issue to Employee a number of Performance Shares equal to 40,000 multiplied by two times the Company's percentile rank as determined under the matrices of Exhibit A. If the Company's relative TSR rank is equal to or greater than the 25th percentile but less than the 50th percentile of the Peer Companies, Employee will have earned and the Company will issue to Employee a number of Performance Shares equal to 40,000 multiplied by one times the Company's percentile rank as determined under the matrices of Exhibit A.

                         (B)     For Performance Period 1, if the Company's relative TSR rank is equal to or greater than the 25th percentile and the Company's TSR is less than the TSR of the Peer Company immediately above the Company in the relative ranking by not more than one percentage point, then the payouts for both rankings (the Company's ranking, as determined under the matrices of Exhibit A, and the ranking of the Peer Company immediately above the Company in the relative ranking, as determined under the matrices of Exhibit A) will be averaged to determine the number of Performance Shares which will be earned by and issued to the Employee.

                         (C)     For Performance Period 1, if the Company's relative TSR rank falls directly below the relative TSR rank of a Peer Company whose rank represents the first payout level for Performance Period 1 in which the number of shares earned is greater than zero (as depicted in the matrices of Exhibit A, based on the number of Peer Companies included under Section 2.3 of this Agreement) and the Company's TSR is less than the TSR of such Peer Company by not more than five percentage points, then the Company will issue to Employee a number of Performance Shares equal to 40,000 multiplied by the percentile rank of the first payout level. Such award may be reduced by the Committee, in its discretion, but in no event be increased above the first payout level.

               (ii)     Performance Period 2.

                         (A)     For Performance Period 2, if the Company's relative TSR rank is equal to or above the 50th percentile of the Peer Companies, Employee will have earned and the Company will issue to Employee a number of Performance Shares equal to 40,000 multiplied by two times the Company's percentile rank as determined under the matrices of Exhibit B.

                         (B)     For Performance Period 2, if the Company's relative TSR rank is equal to or greater than the 50th percentile and the Company's TSR is less than the TSR of the Peer Company immediately above the Company in the relative ranking by not more than one percentage point, then the payouts for both rankings (the Company's ranking, as determined under the matrices of Exhibit B, and the ranking of the Peer Company immediately above the Company in the relative ranking, as determined under the matrices of Exhibit B) will be averaged to determine the number of Performance Shares which will be earned by and issued to the Employee.

                         (C)     For Performance Period 2, if the Company's relative TSR rank falls directly below the relative TSR rank of a Peer Company whose rank represents the first payout level for Performance Period 2 in which the number of shares earned is greater than zero (as depicted in the matrices of Exhibit B, based on the number of Peer Companies included under Section 2.3 of this Agreement) and the Company's TSR is less than the TSR of such Peer Company by not more than five percentage points, then the Company will issue to Employee a number of Performance Shares equal to 40,000 multiplied by two times the percentile rank of the first payout level. Such award may be reduced by the Committee, in its discretion, but in no event be increased above the first payout level.

     Any Performance Shares which are not earned in a Performance Period cannot be carried over to be re-earned in a subsequent Performance Period.

         2.6     Payout of Award. Performance Shares earned for a Performance Period will only be issued to Employee following the Committee's formal review and certification of the actual TSR performance results for the Performance Period.

         2.7     Termination without Cause or Good Reason. If Employee's employment is terminated in a Without Cause Termination or a Good Reason Termination, as defined in Article 2, Sections 2.2 and 2.3 of Employee's Employment Agreement with the Company, dated February 5, 2004, before the end of either or both of the Performance Period(s), the Company will issue to Employee a pro rata number of Performance Shares, at target level, for the incomplete Performance Period(s). For purposes of the foregoing, the parties to this Agreement concur that such pro rata number of Performance Shares will be determined as follows:

                 (i)     If the employment termination occurs in Performance Period 1, the Company shall issue to Employee the sum of A) for Performance Period 1, Performance Shares equal to 40,000 multiplied by a fraction, the numerator of which is the total number of completed and partial calendar months of employment (rounded to the next whole month) with the Company and the denominator of which is 24; and B) for Performance Period 2, Performance Shares equal to 40,000 multiplied by a fraction, the numerator of which is the total number of completed and partial calendar months of employment (rounded to the next whole month) with the Company and the denominator of which is 48. (See Exhibit C).

                 (ii)     If the employment termination occurs following the completion of Performance Period 1 (i.e. on or after December 3, 2005), the Company shall issue to Employee Performance Shares equal to 40,000 multiplied by a fraction, the numerator of which is the total number of completed and partial calendar months of employment (rounded to the next whole month) with the Company and the denominator of which is 48. (See Exhibit C).

         2.8     Change of Control. If a Change of Control, as defined in the Plan, occurs during either or both of the Performance Period(s), the Company shall issue to Employee Performance Shares for the incomplete Performance Period(s) as follows:

                 (i)     If the Change of Control occurs in Performance Period 1, the Company shall issue to Employee 160,000 Performance Shares; and

                 (ii)     If the Change of Control occurs following the completion of Performance Period 1 (i.e. on or after December 3, 2005), the Company shall issue to Employee 80,000 Performance Shares.

         2.9     Death or Disability. If Employee's employment is terminated by reason of either death or disability pursuant to either of Section 2.2(i) or 2.2(ii) of Employee's Employment Agreement with the Company, dated February 5, 2004, before the end of either or both of the Performance Period(s), the Company will issue to Employee a pro rata number of Performance Shares, at target level, for the incomplete Performance Period(s). For purposes of the foregoing, the parties to this Agreement concur that such pro rata number of Performance Shares will be determined as follows:

                 (i)     If the employment termination occurs in Performance Period 1, the Company shall issue to Employee the sum of A) for Performance Period 1, Performance Shares equal to 40,000 multiplied by a fraction, the numerator of which is the total number of completed and partial calendar months of employment (rounded to the next whole month) with the Company and the denominator of which is 24; and B) for Performance Period 2, Performance Shares equal to 40,000 multiplied by a fraction, the numerator of which is the total number of completed and partial calendar months of employment (rounded to the next whole month) with the Company and the denominator of which is 48. (See Exhibit C.)

                 (ii)     If the employment termination occurs following the completion of Performance Period 1 (i.e. on or after December 3, 2005), the Company shall issue to Employee Performance Shares equal to 40,000 multiplied by a fraction, the numerator of which is the total number of completed and partial calendar months of employment (rounded to the next whole month) with the Company and the denominator of which is 48. (See Exhibit C).

                Notwithstanding the foregoing, the Committee may, in its sole discretion, increase the number of Performance Shares to be transferred to Employee pursuant to this Section 2.9 up to a total of Performance Shares equal to 160,000 if such termination occurs in Performance Period 1 and a maximum of 80,000 Performance Shares if such termination occurs following the completion of Performance Period 1 (i.e. on or after December 3, 2005).

ARTICLE 3
MISCELLANEOUS

         3.1     Tax Withholding. Employee may be required to pay to the Company, and the Company shall have the right and is hereby authorized to withhold from any payment made under this Agreement or from any other compensation or other amount owing to Employee, the amount (in cash, Performance Shares, other securities, other Awards or other property) of any applicable withholding taxes due in connection to any Performance Shares granted hereunder and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. In the case of payments made hereunder in the form of Performance Shares, at the Committee's discretion Employee may be required to pay to the Company the amount of any taxes required to be withheld with respect to such Shares or, in lieu thereof, the Company shall have the right to retain (or Employee may be offered the opportunity to elect to tender in accordance with rules established by the Committee) the number of Performance Shares whose aggregate Fair Market Value equals the amount required to be withheld.

         3.2     No Assignment. The right of the Employee or any other person claiming under the Employee to payments, issuance of Performance Shares or other benefits under this Agreement may not be assigned, transferred, pledged, anticipated, commuted or encumbered nor shall said payments, Performance Share issuance rights or other benefits be subject to seizure for payments of any debts or judgments of Employee or any person claiming under Employee or be transferable by operation of law in advance of any payment or issuance of Performance Shares hereunder. Notwithstanding the foregoing there are no restrictions on the assignment, alienation, pledge, attachment, sale, transfer or encumbrance of any Performance Shares that have been issued to Employee.

         3.3     Ownership and Possession. Employee shall not have any rights as a stockholder with respect to any Performance Shares granted hereunder.

         3.4     Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successor to the Company and all persons lawfully claiming under Employee.

         3.5     No Rights to Continued Employment. Neither this Agreement nor the Plan shall be construed as giving Employee any right to continue in the employ of the Company or any of its Affiliates.

         3.6     Governing Law. This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the laws of the State of Texas and applicable Federal law.

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by an officer thereunder duly authorized, and Employee has executed this Agreement.

               ANADARKO PETROLEUM CORPORATION

               By: _____________________________________
               Name: Richard A. Lewis                                                     Date
               Title:   Vice President, Human Resources

               EMPLOYEE

                _________________________________________
                James T. Hackett                                                               Date

EXHIBIT A

Example TSR Performance Matrix for Performance Period 1
December 3, 2003 - December 2, 2005
For 13 companies:
Anadarko Relative TSR Rank	1	2	3	4	5	6	7	8	9	10*	11*	12	13
Percentile Rank	100%	92%	83%	75%	67%	58%	50%	42%	33%	25%	17%	8%	0%
Payout as % of Target	200%	184%	166%	150%	134%	116%	100%	42%	33%	25%	0%	0%	0%
Payout No. Shares	80,000	73,600	66,400	60,000	53,600	46,400	40,000	16,800	13,200	10,000	0	0	0

* If Anadarko's Relative TSR rank is 11 and Anadarko's actual TSR is within 5% of the TSR of the company whose Relative TSR rank is 10, the Employee will receive a number of Performance Shares equal to 40,000 multiplied by 25%, provided, however, that the Committee may reduce such payout to Employee, in its discretion.

For 12 companies:
Anadarko Relative TSR Rank	1	2	3	4	5	6	7	8	9*	10*	11	12
Percentile Rank	100%	91%	82%	73%	64%	55%	46%	36%	27%	18%	9%	0%
Payout as % of Target	200%	182%	164%	146%	128%	110%	46%	36%	27%	0%	0%	0%
Payout No. Shares	80,000	72,800	65,600	58,400	51,200	44,000	18,400	14,400	10,800	0	0	0

* If Anadarko's Relative TSR rank is 10 and Anadarko's actual TSR is within 5% of the TSR of the company whose Relative TSR rank is 9, the Employee will receive a number of Performance Shares equal to 40,000 multiplied by 27%, provided, however, that the Committee may reduce such payout to Employee, in its discretion.

For 11 companies:
Anadarko Relative TSR Rank	1	2	3	4	5	6	7	8*	9*	10	11
Percentile Rank	100%	90%	80%	70%	60%	50%	40%	30%	20%	10%	0%
Payout as % of Target	200%	180%	160%	140%	120%	100%	40%	30%	0%	0%	0%
Payout No. Shares	80,000	72,000	64,000	56,000	48,000	40,000	16,000	12,000	0	0	0

* If Anadarko's Relative TSR rank is 9 and Anadarko's actual TSR is within 5% of the TSR of the company whose Relative TSR rank is 8, the Employee will receive a number of Performance Shares equal to 40,000 multiplied by 30%, provided, however, that the Committee may reduce such payout to Employee, in its discretion.

For 10 companies:
Anadarko Relative TSR Rank	1	2	3	4	5	6	7*	8*	9	10
Percentile Rank	100%	89%	78%	67%	56%	45%	33%	22%	11%	0%
Payout as % of Target	200%	178%	156%	134%	112%	45%	33%	0%	0%	0%
Payout No. Shares	80,000	71,200	62,400	53,600	44,800	18,000	13,200	0	0	0

* If Anadarko's Relative TSR rank is 8 and Anadarko's actual TSR is within 5% of the TSR of the company whose Relative TSR rank is 7, the Employee will receive a number of Performance Shares equal to 40,000 multiplied by 33%, provided, however, that the Committee may reduce such payout to Employee, in its discretion.

For 9 companies:
Anadarko Relative TSR Rank	1	2	3	4	5	6	7*	8*	9
Percentile Rank	100%	88%	75%	63%	50%	38%	25%	13%	0%
Payout as % of Target	200%	176%	150%	126%	100%	38%	25%	0%	0%
Payout No. Shares	80,000	70,400	60,000	50,400	40,000	15,200	10,000	0	0

* If Anadarko's Relative TSR rank is 8 and Anadarko's actual TSR is within 5% of the TSR of the company whose Relative TSR rank is 7, the Employee will receive a number of Performance Shares equal to 40,000 multiplied by 25%, provided, however, that the Committee may reduce such payout to Employee, in its discretion.

For 8 companies:
Anadarko Relative TSR Rank	1	2	3	4	5	6*	7*	8
Percentile Rank	100%	86%	72%	57%	43%	29%	14%	0%
Payout as % of Target	200%	172%	144%	114%	43%	29%	0%	0%
Payout No. Shares	80,000	68,800	57,600	45,600	17,200	11,600	0	0

* If Anadarko's Relative TSR rank is 7 and Anadarko's actual TSR is within 5% of the TSR of the company whose Relative TSR rank is 6, the Employee will receive a number of Performance Shares equal to 40,000 multiplied by 29%, provided, however, that the Committee may reduce such payout to Employee, in its discretion.

For 7 companies:
Anadarko Relative TSR Rank	1	2	3	4	5*	6*	7
Percentile Rank	100%	83%	67%	50%	33%	17%	0%
Payout as % of Target	200%	166%	134%	100%	33%	0%	0%
Payout No. Shares	80,000	66,400	53,600	40,000	13,200	0	0

* If Anadarko's Relative TSR rank is 6 and Anadarko's actual TSR is within 5% of the TSR of the company whose Relative TSR rank is 5, the Employee will receive a number of Performance Shares equal to 40,000 multiplied by 33%, provided, however, that the Committee may reduce such payout to Employee, in its discretion.

For 6 companies:
Anadarko Relative TSR Rank	1	2	3	4*	5*	6
Percentile Rank	100%	80%	60%	40%	20%	0%
Payout as % of Target	200%	160%	120%	80%	0%	0%
Payout No. Shares	80,000	64,000	48,000	32,000	0	0

* If Anadarko's Relative TSR rank is 5 and Anadarko's actual TSR is within 5% of the TSR of the company whose Relative TSR rank is 4, the Employee will receive a number of Performance Shares equal to 40,000 multiplied by 80%, provided, however, that the Committee may reduce such payout to Employee, in its discretion.

In the event there are less than six companies remaining at the end of the performance period, a matrix will be developed in the same format as above to determine relative payout, if any, under the plan. Based on the number of companies remaining, inclusive of Anadarko, the "Percentile Rank" will be calculated (using recognized mathematical formulas) for each eligible company position. The "Payout as % of Target" will be based on the "Percentile Rank" and determined as follows: 1) if the "Percentile Rank" is equal to or greater than 50%, the "Payout as % of Target" will be equal to the "Percentile Rank" times 2; 2) if the "Percentile Rank" is less than 50% but equal to or greater than 25%, the "Payout as % of Target" will be equal to "Percentile Rank" times 1; and 3) if the "Percentile Rank" is less than 25%, the "Payout as % of Target" will be equal to 0%. The "Payout No. Shares" will be calculated by multiplying the "Payout as % of Target" times 40,000 shares.

EXHIBIT B
Example TSR Performance Matrix for Performance Period 2
December 3, 2003 - December 2, 2007
For 13 companies:
Anadarko Relative TSR Rank	1	2	3	4	5	6	7*	8*	9	10	11	12	13
Percentile Rank	100%	92%	83%	75%	67%	58%	50%	42%	33%	25%	17%	8%	0%
Payout as % of Target	200%	184%	166%	150%	134%	116%	100%	0%	0%	0%	0%	0%	0%
Payout No. Shares	80,000	73,600	66,400	60,000	53,600	46,400	40,000	0	0	0	0	0	0

* If Anadarko's Relative TSR rank is 8 and Anadarko's actual TSR is within 5% of the TSR of the company whose Relative TSR rank is 7, the Employee will receive a number of Performance Shares equal to 40,000 multiplied by 100%, provided, however, that the Committee may reduce such payout to Employee, in its discretion.

For 12 companies:
Anadarko Relative TSR Rank	1	2	3	4	5	6*	7*	8	9	10	11	12
Percentile Rank	100%	91%	82%	73%	64%	55%	46%	36%	27%	18%	9%	0%
Payout as % of Target	200%	182%	164%	146%	128%	110%	0%	0%	0%	0%	0%	0%
Payout No. Shares	80,000	72,800	65,600	58,400	51,200	44,000	0	0	0	0	0	0

* If Anadarko's Relative TSR rank is 7 and Anadarko's actual TSR is within 5% of the TSR of the company whose Relative TSR rank is 6, the Employee will receive a number of Performance Shares equal to 40,000 multiplied by 110%, provided, however, that the Committee may reduce such payout to Employee, in its discretion.

For 11 companies:
Anadarko Relative TSR Rank	1	2	3	4	5	6*	7*	8	9	10	11
Percentile Rank	100%	90%	80%	70%	60%	50%	40%	30%	20%	10%	0%
Payout as % of Target	200%	180%	160%	140%	120%	100%	0%	0%	0%	0%	0%
Payout No. Shares	80,000	72,000	64,000	56,000	48,000	40,000	0	0	0	0	0

* If Anadarko's Relative TSR rank is 7 and Anadarko's actual TSR is within 5% of the TSR of the company whose Relative TSR rank is 6, the Employee will receive a number of Performance Shares equal to 40,000 multiplied by 100%, provided, however, that the Committee may reduce such payout to Employee, in its discretion.

For 10 companies:
Anadarko Relative TSR Rank	1	2	3	4	5*	6*	7	8	9	10
Percentile Rank	100%	89%	78%	67%	56%	45%	33%	22%	11%	0%
Payout as % of Target	200%	178%	156%	134%	112%	0%	0%	0%	0%	0%
Payout No. Shares	80,000	71,200	62,400	53,600	44,800	0	0	0	0	0

* If Anadarko's Relative TSR rank is 6 and Anadarko's actual TSR is within 5% of the TSR of the company whose Relative TSR rank is 5, the Employee will receive a number of Performance Shares equal to 40,000 multiplied by 112%, provided, however, that the Committee may reduce such payout to Employee, in its discretion.

For 9 companies:
Anadarko Relative TSR Rank	1	2	3	4	5*	6*	7	8	9
Percentile Rank	100%	88%	75%	63%	50%	38%	25%	13%	0%
Payout as % of Target	200%	176%	150%	126%	100%	0%	0%	0%	0%
Payout No. Shares	80,000	70,400	60,000	50,400	40,000	0	0	0	0

* If Anadarko's Relative TSR rank is 6 and Anadarko's actual TSR is within 5% of the TSR of the company whose Relative TSR rank is 5, the Employee will receive a number of Performance Shares equal to 40,000 multiplied by 100%, provided, however, that the Committee may reduce such payout to Employee, in its discretion.

For 8 companies:
Anadarko Relative TSR Rank	1	2	3	4*	5*	6	7	8
Percentile Rank	100%	86%	72%	57%	43%	29%	14%	0%
Payout as % of Target	200%	172%	144%	114%	0%	0%	0%	0%
Payout No. Shares	80,000	68,800	57,600	45,600	0	0	0	0

* If Anadarko's Relative TSR rank is 5 and Anadarko's actual TSR is within 5% of the TSR of the company whose Relative TSR rank is 4, the Employee will receive a number of Performance Shares equal to 40,000 multiplied by 114%, provided, however, that the Committee may reduce such payout to Employee, in its discretion.

For 7 companies:
Anadarko Relative TSR Rank	1	2	3	4*	5*	6	7
Percentile Rank	100%	83%	67%	50%	33%	17%	0%
Payout as % of Target	200%	166%	134%	100%	0%	0%	0%
Payout No. Shares	80,000	66,400	53,600	40,000	0	0	0

* If Anadarko's Relative TSR rank is 5 and Anadarko's actual TSR is within 5% of the TSR of the company whose Relative TSR rank is 4, the Employee will receive a number of Performance Shares equal to 40,000 multiplied by 100%, provided, however, that the Committee may reduce such payout to Employee, in its discretion.

For 6 companies:
Anadarko Relative TSR Rank	1	2	3*	4*	5	6
Percentile Rank	100%	80%	60%	40%	20%	0%
Payout as % of Target	200%	160%	120%	0%	0%	0%
Payout No. Shares	80,000	64,000	48,000	0	0	0

* If Anadarko's Relative TSR rank is 4 and Anadarko's actual TSR is within 5% of the TSR of the company whose Relative TSR rank is 3, the Employee will receive a number of Performance Shares equal to 40,000 multiplied by 120%, provided, however, that the Committee may reduce such payout to Employee, in its discretion.

In the event there are less than six companies remaining at the end of the performance period, a matrix will be developed in the same format as above to determine relative payout, if any, under the plan. Based on the number of companies remaining, inclusive of Anadarko, the "Percentile Rank" will be calculated (using recognized mathematical formulas) for each eligible company position. The "Payout as % of Target" will be based on the "Percentile Rank" and determined as follows: 1) if the "Percentile Rank" is equal to or greater than 50%, the "Payout as % of Target" will be equal to the "Percentile Rank" times 2; and 2) if the "Percentile Rank" is less than 50%, the "Payout as % of Target" will be equal to 0%. The "Payout No. Shares" will be calculated by multiplying the "Payout as % of Target" times 40,000 shares.

EXHIBIT C

Sample Calculations of Prorata Number of Performance Shares
For a "Without Cause Termination", a "Good Reason Termination", Death or Disability
(refer to Sections 2.7 and 2.9)

Employee Terminates during Performance Period 1 on December 20, 2004

Performance Period	Target Shares	Fraction	Prorata # of Performance Shares Issued
Performance Period 1	40,000	0.54	21,600
Calculation Explanation	Target Shares	13 months / 24 months (rounded to 2 decimals)	40,000 * .54 = 21,600

Performance Period 2	40,000	0.27	10,800
Calculation Explanation	Target Shares	13 months / 48 months (rounded to 2 decimals)	40,000 * .27 = 10,800

Total Prorata Performance Shares			32,400

Employee Terminates during Performance Period 2 on June 15, 2006

Performance Period	Target Shares	Fraction	Prorata # of Performance Shares Issued
Performance Period 1	n/a	n/a	n/a
Calculation Explanation	-	-	-

Performance Period 2	40,000	0.65	26,000
Calculation Explanation	Target Shares	31 months / 48 months (rounded to 2 decimals)	40,000 * .65 = 26,000

Total Prorata Performance Shares			26,000